SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)       NOVEMBER 20, 2000
                                                 -------------------------------


                               BARPOINT.COM, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



         000-21235                                      11-2780723
  (Commission File Number)                   (IRS Employer Identification No.)
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                           ONE EAST BROWARD BOULEVARD
                                    SUITE 410
                         FORT LAUDERDALE, FLORIDA 33301
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          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code     (954) 745-7500
                                                  ------------------------------


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          (Former name or former address, if changed since last report)

ITEM 8.  CHANGE IN FISCAL YEAR.

         On November 20, 2000, the Board of Directors of the Company approved a change of the Company's fiscal year end from September 30 to December 31. The Company will file a report on Form 10-QSB covering the transition period.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              BARPOINT.COM, INC.
                                                 Registrant


Dated:  November 28, 2000                     By:/s/ MICHAEL KARMELIN
                                                 -------------------------------
                                              Name: Michael Karmelin
                                              Its:  Chief Financial Officer